UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2009
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iPass Inc.
(Exact name of Registrant as specified in its charter)

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Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 -- Results of Operations and Financial Condition
Item 2.05 -- Costs Associated with Exit or Disposal Activities
Item 9.01 -- Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02 - Results of Operations and Financial Condition

On February 23, 2009, iPass Inc. issued a press release announcing its fourth quarter and full year 2008 financial results.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 - Costs Associated with Exit or Disposal Activities.

On February 23, 2009, iPass committed to implementation of a restructuring plan affecting its sales, marketing, research and development, operations and general and administrative departments.  The need to improve operational efficiencies and align the company’s cost structure with changing business conditions led to this decision to restructure.  As part of this restructuring, iPass committed to a plan of termination of a portion of its work force, pursuant to which it will reduce personnel by approximately 70 employees.  The reduction in its work force is expected to occur immediately for the personnel affected.

iPass expects that the charges associated with the plan of termination will range between $2,800,000 and $3,300,000.  Of the total expected charges, approximately $1,300,000 to $1,800,000 relates to facilities costs and approximately $1,500,000 relates to severance benefits.  All of these charges will result in cash expenditures, of which iPass expects to pay approximately $1,500,000 in the first quarter 2009.

Cautionary Statement:

The statements above regarding the expected charges to be incurred with the restructuring are forward-looking statements. Actual results could differ materially, as final determinations as to the total amount of severance payments have not yet been made. It is possible that the timing and amounts of the charges to be incurred may vary from the amounts and ranges set forth above.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated February 23, 2009, announcing iPass Inc.'s Fourth Quarter and Full Year 2008 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Frank Verdecanna
	Name:	Frank Verdecanna
	Title:	Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated:  February 23, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 23, 2009, announcing iPass Inc.'s 2008 Fourth Quarter and Full Year Financial Results.